UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 14, 2011

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of shareholders of Franklin Covey Co. (the Company) held on January 14, 2011 (the Annual Meeting), the shareholders approved the Second Amended and Restated 1992 Stock Incentive Plan (such plan, as amended, the Restated Plan).  The Restated Plan was described in the Company’s definitive proxy statement for the Annual Meeting.

The Restated Plan is intended to replace the existing Amended and Restated 1992 Stock Incentive Plan (the Old Plan) and the 2004 Non-Employee Directors’ Stock Incentive Plan (the Directors’ Plan) and to merge these two plans into the Restated Plan.

The number of common shares available for issuance by the Company under the Old Plan and the Directors plan remains unchanged in the Restated Plan.  The Restated Plan added the 300,000 shares previously approved by shareholders for the Directors’ Plan to the existing 7,000,000 shares previously approved by shareholders for the Old Plan to form one pool of 7,300,000 available shares.

The Second Amended and Restated 1992 Stock Incentive Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.  The description of the terms of the Restated Plan is qualified in its entirety by reference to such exhibit.

Item 5.07  Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on January 14, 2011.  For more information on the following proposals, refer to the Company’s proxy statement filed with the Securities and Exchange Commission on December 15, 2010, the relevant portions of which are incorporated herein by reference.  The matters voted on and the results of the votes are as follows:

1.	The following nominees for Director were elected. Each person elected will serve until the next annual meeting of shareholders or until such person’s successor is elected and qualified.

Nominee	Number of Votes Cast For	Number of Votes Withheld	Broker Non-Votes
Clayton M. Christensen	8,428,038	36,059	6,834,372
Stephen R. Covey	8,363,635	100,462	6,834,372
Robert H. Daines	4,681,829	3,782,268	6,834,372
E.J. “Jake” Garn	8,427,390	36,707	6,834,372
Dennis G. Heiner	4,831,313	3,632,784	6,834,372
Donald J. McNamara	8,421,437	42,660	6,834,372
Joel C. Peterson	8,421,437	42,660	6,834,372
E. Kay Stepp	5,453,483	3,010,614	6,834,372
Robert A. Whitman	8,248,132	215,965	6,834,372

2.
The proposal to approve the Second Amended and Restated 1992 Stock Incentive Plan was approved with 4,587,365 votes in favor, 3,866,367 votes against, and 10,365 abstentions.  The number of broker non-votes was 6,834,372.

3.
The ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the quarter ended November 27, 2010 was approved with 15,285,740 votes cast in favor, 11,109 votes against, and 1,620 abstentions.  There were no broker non-votes for this proposal.

Item 9.01  Financial Statements and Exhibits

d.	Exhibits
	10.1	Franklin Covey Co. Second Amended and Restated 1992 Stock Incentive Plan (incorporated by reference to Appendix A of the Franklin Covey Co. Definitive Proxy Statement filed December 15, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	January 20, 2011	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer